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SIERRACITIES.COM                                 AGREEMENT NUMBER: 295293/337589

                            PERSONAL GUARANTY - LEASE

     FOR VALUE RECEIVED, and in consideration of, and in order to induce SierraCities.com Inc. (herein called "Lessor"), to enter into a certain Master Lease Agreement (Lease No.337589) dated ,
(herein called the "Lease"), with GTS/HDD, lnc.(herein called "Lessee"), providing for the lease of certain equipment now leased or hereafter to be leased under the Lease and any Equipment Schedule(s) executed pursuant thereto (herein called the "Equipment"), we, the undersigned, do hereby jointly and severally, unconditionally guarantee to Lessor the full and prompt performance by Lessee of all obligations which Lessee presently or hereafter may have to Lessor under the Lease and any Equipment Schedule(s) executed pursuant thereto, and under any other agreement related thereto, including but not limited to, agreements pursuant to which Lessor is called upon to make progress payments to Equipment vendors, and the payment when due of all rent and all other sums presently or hereafter owing by Lessee to Lessor thereunder, and agree to indemnify Lessor against any losses Lessor may sustain and expenses it may incur as a result of any default by Lessee under the Lease and/or as a result of the enforcement or attempted enforcement by Lessor of any of its rights against us hereunder. We hereby expressly waive all defenses which might constitute a legal or equitable discharge of a surety or guarantor, and agree that this Guaranty shall be valid and unconditionally binding upon us regardless of (i) reorganization, merger or consolidation of Lessee into or with another entity, corporate or otherwise, or the sale or other disposition of all or substantially all of the capital stock, business or assets of Lessee to any other person or party, or (ii) the death or dissolution of Lessee, or (iii) the voluntary or involuntary bankruptcy (including a reorganization in bankruptcy) of Lessee, or
(iv) the granting by Lessor of any indulgences to Lessee, or (v) the assertion by Lessor against Lessee of any of Lessor's rights and remedies provided for under the Lease or existing in its favor in law, equity or bankruptcy, or (vi) the release of Lessee from any of Lessee's obligations under the Lease or under any other agreements or by operation of law or otherwise, or (vii) any invalidity, irregularity, defect or unenforceability of any provision of the Lease or any other agreements, or (viii) any defect in Lessor's title to any of the Equipment. We hereby waive notice of and consent to the leasing of all Equipment now or hereafter leased under the Lease, and any Equipment Schedule(s) executed pursuant thereto, to any subleasing or other use of any Equipment permitted by Lessor (regardless of whom any such sublessee or user may be), to all of the provisions of the Lease and any said Equipment Schedule(s) and to any amendments thereof, and to any actions taken thereunder, and to the execution by Lessee of the foregoing documents and of any other agreements, documents and instruments executed by Lessee in connection therewith. We further waive notice of Lessor's acceptance of this Guaranty, of any default and nonpayment and/or nonperformance by Lessee under the Lease, of presentment, protest and demand, and of all other matters to which we might otherwise be entitled. We further agree that this Guaranty shall remain and continue in full force and effect notwithstanding any renewal, modification or extension of the Lease or the term of any Equipment, and hereby expressly waive all notice of and consent to any such renewal, modification or extension and to the execution by Lessee of any documents pertaining thereto. We further agree that our liability under this Guaranty shall be absolute, primary and direct, joint and several, and that Lessor shall not be required to pursue any right or remedy it may have against Lessee under the Lease or otherwise (and shall not be required to first commence any action or obtain any judgment against Lessee) before enforcing this Guaranty against us, and that we will, upon demand, pay Lessor the amount of all rents and all other sums, the payment of which, by Lessee, is in default under the Lease, or any other agreement related thereto, and will, upon demand, perform all other obligations of Lessee, the performance of which is in default under the Lease.

     We hereby agree that the failure of Lessor to insist in any one or more instances upon a strict performance or observance of any of the terms, provisions or covenants of the Lease or any other agreements, or to exercise any of its rights thereunder, shall not be construed or deemed to be a waiver or relinquishment for the future of any such terms, provisions, covenants or rights, but such terms, provisions, covenants and rights shall continue and remain in full force and effect. Receipt by Lessor of any rent or other sums payable under the Lease with knowledge that Lessee has breached any of the terms, provisions or covenants of the Lease shall not be deemed to be a waiver by Lessor of such breach.

     Any married person who signs this Guaranty hereby expressly agrees that recourse may be had against his or her separate property for all obligations under this Guaranty.

     No assignment or other transfer by Lessor or Lessee of any interest, right or obligation under the Lease and any Equipment Schedule executed pursuant thereto or assumption by any third party of the obligations of Lessee under the Lease and any Equipment Schedule attached thereto shall extinguish or diminish the unconditional, absolute, primary and direct liability of the undersigned under this Guaranty. The undersigned hereby consents to and waives all notice of any such assignment, transfer or assumption. If this Guaranty is executed by more than one person, the release of any one guarantor shall not terminate this Guaranty as to any other guarantor.

     Any assignee of Lessor shall have all of the rights of Lessor hereunder and may enforce this Guaranty against us with the same force and effect as if this Guaranty were given to such assignee in this first instance. This Guaranty shall inure to the benefit of Lessor, and its successors and assigns, and shall be binding upon us and our heirs, executors, administrators, personal representatives, successors and assigns.

     This Guaranty shall be governed as to validity, interpretation, effect and in all other respects by the laws and decisions of the State of California. The undersigned do hereby submit to the jurisdiction of any court (federal, state or local) having situs within the State of California, expressly waiving personal service of process and consent to service by certified or registered mail, return receipt requested, directed to the last known address of the undersigned, which service shall be deemed completed within ten (10) days after the date of mailing thereof.

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SierraCities.com                                  Agreement Number:295293/337589

THE UNDERSIGNED GUARANTOR HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY AGREES THAT THIS GUARANTY AND THE OBLIGATIONS PROVIDED FOR HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA. THE UNDERSIGNED GUARANTOR HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY CONSENTS TO THE JURISDICTION AND VENUE OF ALL COURTS IN SAID STATE. THE UNDERSIGNED GUARANTOR HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO PERSONAL SERVICE OF PROCESS IN ANY ACTION BROUGHT IN CONNECTION WITH OR ARISING OUT OF THIS GUARANTY AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE LAST KNOWN ADDRESS OF THE UNDERSIGNED GUARANTOR, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. THE UNDERSIGNED GUARANTOR HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO ASSERT THAT ANY ACTION BROUGHT IN CONNECTION WITH OR ARISING OUT OF THIS GUARANTY IN SUCH COURT IS IN AN IMPROPER VENUE OR SUCH ACTION SHOULD BE TRANSFERRED TO A MORE CONVENIENT FORUM. THE UNDERSIGNED GUARANTOR HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT IN CONNECTION WITH OR ARISING OUT OF THIS GUARANTY.

IN WITNESS WHEREOF, the undersigned have executed this Guaranty this ______ day of _____________, __________.


GUARANTOR:
----------

/s/ Larry Garriott
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Personal Guarantor (no title)              Home Street Address/City/State/Zip

Larry C. Garriott                          ###-##-####              501-871-15**
-------------------------------------      -------------------------------------
Printed Name                               Social Security Number   Phone No.


/s/ Jason Rowe
-------------------------------------
Witness



GUARANTOR:
----------
                                           4890 Butterfield Coach Rd.,
/s/ Bonnie L. Capwell                      Springdale, A* 22764
-------------------------------------      -------------------------------------
Personal Guarantor (no title)              Home Street Address/City/State/Zip

Bonnie L. Capwell                          ###-##-####              501-750-9333
-------------------------------------      -------------------------------------
Printed Name                               Social Security Number   Phone No.


/s/ Jason Rowe
-------------------------------------
Witness